                                                                   Exhibit 10.17

                                                                  EXECUTION COPY

                         AMENDED AND RESTATED GUARANTY

          This AMENDED AND RESTATED GUARANTY ("Guaranty") is made as of the 29th
                                               --------
day of October, 1999, by PaeTec Corp., a Delaware corporation (the "Guarantor"),
                                                                    ---------
in favor of Newcourt Commercial Finance Corporation, as "Collateral Agent" for the ratable benefit of the "Lenders" (each as defined below) (in such capacity, the "Collateral Agent"). Capitalized terms used herein and not otherwise
     ----------------
defined herein shall have the respective meanings given to such terms in the "Loan Agreement" (as defined below).

                                  WITNESSETH:

          WHEREAS, PaeTec Communications, Inc. ("PaeTec"), PaeTec International, Inc. ("International"), PaeTec Online, Inc. ("PaeTec Online"), PaeTec Communications of Virginia, Inc. ("PaeTec Virginia"), PaeTec Capital Corp. ("PaeTec Capital"), Campuslink Communications Systems, Inc. ("Campuslink"), Select Switch Acquisition Co. ("Select"), Parklink Communications, Inc. ("Parklink"), East Florida Communications, Inc. ("Florida"), and such other borrowers which become "Borrowers" from time to time (PaeTec, International, PaeTec Online, PaeTec Virginia, PaeTec Capital, Campuslink, Select, Parklink, Florida and such other borrowers collectively, the "Borrowers"), the financial institutions named as "Lenders" therein (the "Lenders"), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and the Collateral Agent are entering into that certain Amended and Restated Loan and Security Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement");
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          WHEREAS, the Borrowers are direct or indirect subsidiaries of the
Guarantor and the Guarantor will derive direct and indirect economic benefit from the loans made to the Borrowers under the Loan Agreement; and

          WHEREAS, the Administrative Agent, the Collateral Agent and the Lenders have required, as a condition to their entering into the Loan Agreement, that the Guarantor execute and deliver the Guaranty;

          NOW THEREFORE, Guarantor hereby agrees as follows:

          1.  Guaranty.  (i) For value received and in consideration of any
              --------
loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to any Borrower by the Lenders, the Guarantor unconditionally guarantees to the Collateral Agent, for the ratable benefit of the Lenders, the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Obligations of each Borrower, and all interest, charges and fees, including, without limitation, interest accruing following the filing of a bankruptcy petition by or against any Borrower, at the applicable rate specified in the Loan Agreement, whether or not such interest is allowed as a claim in bankruptcy.

          (ii) At any time after the occurrence and during the continuation of an Event of Default under the Loan Agreement, the Guarantor shall pay to the Collateral Agent, for the ratable benefit of the Lenders, on demand and in immediately available funds, the full amount of the Obligations outstanding under the Loan Agreement (including any portion thereof which is not yet due and payable) plus the "Expenses" (as defined below). The Guarantor further agrees to pay to the Collateral Agent and reimburse the Collateral Agent, for the ratable benefit of the Lenders, for, on demand and in immediately available funds, (a) all losses, fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' and paralegals' fees, costs and expenses) paid or incurred by the Collateral Agent, the Administrative Agent or any Lender in: (1) prosecuting any action against the Guarantor relating to this Guaranty; and (2) preserving, protecting or defending the enforceability of, or enforcing, this Guaranty or its rights hereunder (all such costs and expenses are hereinafter referred to as the "Expenses") and (b) interest on (1) the
                                    --------
Obligations which do not constitute interest, (2) to the extent permitted by applicable law, the Obligations which constitute interest, and (3) the Expenses, from the date of demand under this Guaranty until paid in full at the rate of interest applicable to Loans with respect to which a payment default has occurred. The Guarantor hereby agrees that this Guaranty is an absolute guaranty of payment and is not a guaranty of collection.

          2.  Collateral Security.  To secure payment and performance of all of
              -------------------
its obligations hereunder, the Guarantor has (i) pursuant to that certain Pledge Agreement dated as of November 16, 1998 in favor of the Collateral Agent and that certain Pledge Agreement dated as of September 9, 1999 in favor of the Collateral Agent, granted to the Collateral Agent for the ratable benefit of the Lenders, a right of set off against and a continuity security interest in the "Pledged Collateral" (as defined in each of the Pledge Agreements) and (ii) pledged to the Collateral Agent that certain promissory noted dated June 4, 1999 payable to it by Campuslink Communications Systems, Inc. in the original principal amount of $4,000,000 (the "Campuslink Note").

          3.  Obligations Unconditional.  The Guarantor hereby agrees that its
              -------------------------
obligations under this Guaranty shall be unconditional, irrespective of:

          (i) the validity, enforceability, avoidance or subordination of any of the Obligations or any of the Loan Documents;

          (ii) the absence of any attempt by, or on behalf of, the Collateral Agent, the Administrative Agent or the Lenders to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against any Borrower, any other guarantor of the Obligations or any other Person;

          (iii) the election of any remedy by, or on behalf of, the Collateral Agent, the Administrative Agent or the Lenders with respect to all or any part of the Obligations;

          (iv) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, the Collateral Agent, the Administrative Agent or the Lenders with respect to any provision of any of the Loan Documents;

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          (v)    the failure of the Collateral Agent, the Administrative Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

          (vi) the election by, or on behalf of, the Collateral Agent, the Administrative Agent or the Lenders, in any proceeding instituted with respect to any Borrower under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of
                                        ---------------
     Section 1111(b)(2) of the Bankruptcy Code;

          (vii) any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

          (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Collateral Agent, the Administrative Agent or the Lenders for repayment of all or any part of the Obligations or any Expenses; or

          (ix) to the extent permitted by law, any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower or the Guarantor other than indefeasible payment in full (in cash) of the Obligations.

          4.  Enforcement; Application of Payments. Upon the occurrence and
              ------------------------------------
during the continuation of an Event of Default under the Loan Agreement, the Collateral Agent or the Administrative Agent may proceed directly and at once, without notice, against the Guarantor to obtain performance of and to collect and recover the full amount, or any portion, of the Obligations, without first proceeding against any Borrower, any other guarantor of the Obligations or any other Person, or against any security or collateral for the Obligations. Subject to the terms of the Loan Agreement, the Administrative Agent shall have the exclusive right to determine the application of payments and credits, if any, from the Guarantor, the Borrower or from any other Person or from the Pledged Collateral on account of the Obligations or any other liability of the Guarantor to the Administrative Agent, the Collateral Agent or the Lenders.

          5.  Waivers.  (i) The Guarantor hereby waives diligence, presentment,
              -------
demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any Borrower, protest or notice with respect to the Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on any Borrower as a condition precedent to the Guarantor's obligations hereunder), and covenants that this Guaranty will not be discharged, except by complete payment (in cash) and performance of the Obligations and any other obligations contained herein. The Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to any Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to the Collateral Agent, the Administrative Agent or the Lenders to secure payment of all or any part of the Obligations.

          (ii) The Collateral Agent, the Administrative Agent and each Lender is hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations, or to otherwise modify, amend or change the terms of any of the Loan Documents; (b) to accept partial payments on all or any part of the Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Obligations (in addition to the Pledged Collateral and the Campuslink Note), this Guaranty, or any other guaranties of all or any part of the Obligations or other liabilities of any Borrower, (d) to exchange, enforce, waive and release any security or collateral; (e) to apply security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Obligations this Guaranty, any other guaranty of all or any part of the Obligations, and any security or collateral for the Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of the Guarantor hereunder.

          6.   Financial Information.  The Guarantor hereby assumes
               ---------------------
responsibility for keeping itself informed of the financial condition of any Borrower and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that neither the Collateral Agent nor the Administrative Agent shall have any duty to advise the Guarantor of information known to it regarding such condition or any such circumstances. In the event the Collateral Agent or the Administrative Agent in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, neither the Collateral Agent nor the Administrative Agent shall be under any obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which the Collateral Agent or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.

          7.  Representations, Warranties and Covenants.  (i) The Guarantor
              -----------------------------------------
represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making of any Loan) that:

          (a) It is a corporation duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and has all requisite authority to conduct its business as a foreign Person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a Material Adverse Effect.

          (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of

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

     this Guaranty and the performance by it of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          (c) Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by-laws, limited liability company or partnership agreement or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on its property pursuant to the terms of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize, or is required in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability against the it of, this Guaranty.

          (ii)  The Guarantor covenants that:

          (a) it shall not create, incur, assume or suffer to exist, directly or indirectly, any Lien upon or with respect to any of its properties, now owned or hereafter acquired, or upon any proceeds, products, issues, income or profits therefrom except for the Permitted Liens (as such Permitted Liens apply to the Guarantor) described in clauses (i) through (x) of
     Section 6.01(i) of the Loan Agreement.
     ---------------

          (b) it shall not create or suffer to exist any Debt or any other obligations for the deferred purchase price of property or services except:

               (1) the Debt evidenced by this Guaranty;

               (2) the obligations arising under any Loan Document;

               (3) unsecured Debt of the Guarantor which has subordination terms (as to the payment of the Obligations), covenants, pricing and other terms which have been approved in writing by the Collateral Agent, and the amount of which, unless such amount is less than or equal to $100,000,000, shall also have been approved in writing by the Collateral Agent; provided however, that the Guarantor shall not amend
                            -------- -------
          or otherwise modify, or waive any rights under, any indentures, notes, agreements, documents or other instruments evidencing such Debt if, in any case, such amendment, modification or waiver could be adverse to the interests of the Lenders; and

               (4) performance bonds executed solely in connection with the construction of Systems in the ordinary course of business.

          (c) it shall not create or acquire any Subsidiary or acquire all or any significant portion of the assets or Equity Interests of another Person without the consent of the Requisite Lenders; provided, however, that the
                                                   --------  -------
     Guarantor may acquire the Equity Interests of or all or any significant portion of the assets of another Person if such acquisition meets the following requirements (each such acquisition constituting a "Permitted
                                                                   ---------
     Acquisition"):
     -----------

               (1) no Default or Event of Default under the Loan Agreement shall have occurred and be continuing or would result from such transaction or transactions or the incurrence of any Debt by the Guarantor in connection therewith;

               (2) if such acquisition is being effectuated by means of the acquisition of Equity Interests any Person (or the formation of a new Subsidiary in order to acquire assets of another Person), such acquired Person shall become a Borrower under the Loan Agreement pursuant to an Accession Agreement and shall deliver such documentation as is reasonably required by the Collateral Agent or the Administrative Agent to evidence the enforceability of such Accession Agreement;

               (3) the business being acquired shall be substantially similar, related or incidental to the Businesses;

               (4) after giving effect to such acquisition, the representations and warranties set forth in Article III of the Loan Agreement shall be
                                      -----------
          true and correct in all material respects on and as of the date of such acquisition with the same effect as though made on and as of such date and including with respect to any new Borrower pursuant to paragraph (2) above;

               (5) prior to each such acquisition, the Guarantor shall cause to be delivered to the Collateral Agent, the Administrative Agent and the Lenders a certificate from the Guarantor's Chief Financial Officer demonstrating to the satisfaction of the Collateral Agent, the Administrative Agent and the Requisite Lenders that after giving effect to such transaction or transactions and the incurrence of any Debt in connection therewith on a pro forma basis as if such acquisition and such incurrence of Debt had occurred on the first day of the twelve-month period ending on the last day of the Guarantor's and the Borrowers' most recently completed fiscal quarter, the Borrowers would have been in compliance with all of the covenants contained in the Loan Agreement at all times during such twelve-month period;

               (6) the purchase is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis; and

               (7)  the cash portion of the purchase price (including assumed
          Debt) in connection with any and all such transactions shall not exceed:

                    (A) for any single transaction or series of related transactions, $2,500,000; and

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

                    (B)  for all such transactions, $10,000,000.

          (d) it shall not engage in any business other than that of being a holding company for its Subsidiaries.

          8.  Reinstatement.  The Guarantor agrees that, to the extent that any
              -------------
Borrower, the Guarantor or any other guarantor of all or any part of the Obligations makes a payment or payments to the Administrative Agent or the Collateral Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Borrower, the Guarantor, such other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

          9.  WAIVER OF SUBROGATION.  THE GUARANTOR HEREBY IRREVOCABLY WAIVES
              ---------------------
ALL RIGHTS OF SUBROGATION (WHETHER CONTRACTUAL, UNDER SECTION 509 OF THE BANKRUPTCY CODE, UNDER COMMON LAW, OR OTHERWISE) TO THE CLAIMS OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR THE LENDERS AGAINST ANY BORROWER AND ALL CONTRACTUAL, STATUTORY OR COMMON LAW RIGHTS OF CONTRIBUTION, REIMBURSEMENT, INDEMNIFICATION AND SIMILAR RIGHTS AND "CLAIMS" (AS SUCH TERM IS DEFINED IN THE BANKRUPTCY CODE) AGAINST ANY BORROWER WHICH ARISE IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY.

          10. Subordination.  The Guarantor agrees that any and all claims of
              -------------
the Guarantor against any Borrower, any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations. Notwithstanding any right of the Guarantor to ask, demand, sue for, take or receive any payment from any Borrower, all rights, liens and security interests of the Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any Borrower shall be and hereby are subordinated to the rights of the Collateral Agent and the Administrative Agent in those assets. The Guarantor shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations shall have been fully paid and satisfied and all financing arrangements among the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders have been terminated. The Guarantor agrees that until the Obligations have been paid in full (in cash) and satisfied and all financing arrangements among the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders have been terminated, the Guarantor will not assign or transfer to any Person any claim the Guarantor has or may have against any Borrower.

          11. Enforcement; Amendments; Waivers.  No delay on the part of the
              --------------------------------
Collateral Agent, the Administrative Agent or any Lender in the exercise of any right or remedy arising

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

under this Guaranty, any of the Loan Documents or otherwise with respect to all or any part of the Obligations or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent, the Administrative Agent or any Lender of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Collateral Agent, the Administrative Agent or the Lenders, except as expressly set forth in a writing duly signed and delivered by the Collateral Agent. Failure by the Collateral Agent or the Administrative Agent at any time or times hereafter to require strict performance by any Borrower, the Guarantor, any other guarantor of all or any part of the Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to the Collateral Agent or the Administrative Agent shall not waive, affect or diminish any right of the Collateral Agent or the Administrative Agent at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Collateral Agent or the Administrative Agent, or its agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to such Borrower, the Guarantor or other relevant Person, as applicable, specifying such waiver, and is signed by the Collateral Agent or the Administrative Agent. No waiver of any Event of Default by the Administrative Agent, the Collateral Agent or any Lender shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Collateral Agent permitted hereunder shall in any way affect or impair the Collateral Agent's rights and remedies or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by any Borrower to the Administrative Agent, the Collateral Agent or any Lender shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

          12.  Effectiveness; Termination.  This Guaranty shall become effective
               --------------------------
upon its execution by the Guarantor and shall continue in full force and effect and may not be terminated or otherwise revoked until the Obligations shall have been fully paid (in cash) and discharged and the Loan Agreement and financing arrangements among the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders shall have been terminated. If, notwithstanding the foregoing, the Guarantor shall have any right under applicable law to terminate or revoke this Guaranty, the Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by the Guarantor, is actually received by the Collateral Agent. Such notice shall not affect the right and power of the Collateral Agent to enforce rights arising prior to receipt thereof by the Collateral Agent. If the Collateral Agent, the Administrative Agent or any Lender grants loans or takes other action after the Guarantor terminates or revokes this Guaranty but before the Collateral Agent receives such written notice, the rights of the Collateral Agent, the Administrative Agent and the Lenders with respect thereto shall be the same as if such termination or revocation had not occurred.

          13.  Successors and Assigns.  This Guaranty shall be binding upon the
               ----------------------
Guarantor and upon the successors and assigns of the Guarantor and shall inure to the benefit of the Collateral Agent, the Administrative Agent the Lenders and each of their respective successors and assigns; all references herein to the Borrowers and to the Guarantor shall be deemed to include their respective successors and assigns. The successors and assigns of the Guarantor and the Borrowers shall include, without limitation, their respective receivers, trustees or debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

          14.  Governing Law; Jurisdiction.  Any dispute between the Collateral
               ---------------------------
Agent, the Administrative Agent, the Lenders and the Guarantor arising out of or related to the relationship established between them in connection with this Guaranty, and whether arising in contract, tort, equity, or otherwise, shall be resolved in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New York. The Guarantor consents to the jurisdiction of any local, state or Federal court located in the State of New York and waive any objection relating to improper venue or forum non conveniens to the conduct of any proceeding by such court.

          15.  Service of Process.  The Guarantor waives personal service of any
               ------------------
process upon it, and irrevocably consents to the service of process in any action or proceeding by mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth below, such service to become effective five (5) Business Days after same shall have been posted as aforesaid.

          16.  WAIVER OF JURY TRIAL.  EACH OF THE GUARANTOR AND THE COLLATERAL
               --------------------
AGENT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE COLLATERAL AGENT AND THE GUARANTOR ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EITHER THE GUARANTOR OR THE COLLATERAL AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          17.  Waiver of Bond.  The Guarantor waives the posting of any bond
               --------------
otherwise required of the Collateral Agent in connection with any judicial process or proceeding to realize on the Pledged Collateral or any other security for its obligations hereunder enforce any judgment or other court order entered in favor of the Collateral Agent, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Guaranty or any other agreement or document between the Collateral Agent and the Guarantor.

          18.  Advice of Counsel.  The Guarantor represents and warrants to the
               -----------------
Collateral Agent that it has discussed this Guaranty and, specifically, the provisions of Sections 14 through 17 hereof, with the Guarantor's lawyers.
              -----------         --

          19.  Amendment and Restatement.  The Guarantor has executed that
               -------------------------
certain Guaranty in favor of the Collateral Agent dated as of November 16, 1998 (the "Existing Guaranty") to guarantee the obligations of the Borrowers under that certain Loan and Security Agreement among the Borrowers, the financial institutions from time to time parties thereto as

Lenders, and Newcourt Commercial Finance Corporation as Agent for the Lenders. Effective upon execution of this Guaranty, the terms and provisions of the Existing Guaranty shall be and heretofore amended, superseded and restated in their entirety by the terms and conditions of this Guaranty and the Guarantor shall have no further obligation thereunder. The execution and delivery of this Guaranty shall not effectuate a novation of the Guarantor's obligations under the Existing Guaranty, but rather a substitution of certain of the terms governing the Guarantors' guaranty obligations.

          20.  Notices. All notices and other communications required or desired
               -------
to be served, given or delivered hereunder shall be made in the manner prescribed by the Loan Agreement and to the following addresses, facsimile and telephone numbers:

                    if to the Collateral Agent, to

               Newcourt Commercial Finance Corporation
               Two Gatehall Drive
               Parsippany, New Jersey 07054
               Attention: Communications and Media Division
               Vice President-Operations Manager
               Facsimile:  (973) 355-7641
               Confirmation:  (973) 355-7632

                    if to Guarantor to:
               290 Woodcliff Road
               Fairport, NY  14450
               Attention:  Vice President, Finance
               Facsimile:  716-340-2563
               Confirmation:  716-340-2512

                    with a copy to:
               290 Woodcliff Road
               Fairport, NY  14450
               Attention:  General Counsel
               Facsimile:  716-340-2563
               Confirmation:  716-340-2630

          21.  Severability.  Wherever possible, each provision of this Guaranty
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          22.  Merger.  This Guaranty represents the final agreement of the
               ------
Guarantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and the Collateral Agent.

          23.  No Strict Construction.  The Guarantor and the Collateral Agent
               ----------------------
have participated, jointly in the negotiation and drafting of this Guaranty. In the event of any ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the Guarantor and the Collateral Agent and no presumption or burden of proof shall arise favoring or disfavoring either the Guarantor or the Collateral Agent by virtue of authorship of any provisions of this Guaranty.

          24.  Section Headings.  The section headings herein are for
               ----------------
convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          25.  Execution in Counterparts.  This Guaranty may be executed in any
               -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the day and year first set forth above.

                              PAETEC CORP.
                              as the Guarantor

                              By: /s/ Timothy J. Bancroft
                                 -------------------------------------
                                 Name: Timothy J. Bancroft
                                 Title: Vice President/Finance

Acknowledged and agreed to
as of the 29th day of October, 1999

NEWCOURT COMMERCIAL FINANCE CORPORATION, as the Collateral Agent

By: /s/ Jack Lucid
   ---------------------------------
  Name: Jack Lucid
  Title: Vice President